SUPPLEMENT TO THE
CLASS A PROSPECTUSES
OF
 WELLS FARGO ALTERNATIVE FUNDS
 WELLS FARGO ASSET ALLOCATION FUNDS
 WELLS FARGO FIXED INCOME FUNDS
 WELLS FARGO INTERNATIONAL AND GLOBAL EQUITY FUNDS
 WELLS FARGO MULTI-ASSET FUNDS
 WELLS FARGO MUNICIPAL FIXED INCOME FUNDS
 WELLS FARGO SPECIALTY FUNDS
 WELLS FARGO TARGET DATE RETIREMENT FUNDS
 WELLS FARGO U.S. EQUITY FUNDS
(each a "Fund", together the "Funds")

Effective June 1, 2018, the following disclosure is added to the end of the section entitled "Appendix":

Automatic Exchange of Class C Shares Available at Ameriprise Financial
Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in this Fund's prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial's platform (if an Advisory or similar share class for such investment advisory program is not available).

Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date.  To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts,  401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund's policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

April 9, 2018	MIR048/P1101SP